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                                                                   ----------
                                                                       TY
                                                                     ------
                                                                     LISTED
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           Tri-Continental Corporation                                NYSE
         an investment you can live with                           ----------

                                                                October 31, 2005
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FUND OBJECTIVE
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Tri-Continental Corporation invests to produce future growth of both capital and income, while providing reasonable current income.

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PORTFOLIO MANAGEMENT
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Portfolio Managers:
John B. Cunningham and Michael F. McGarry

Investment Team:
Seligman Core Investment Team

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SELIGMAN'S STYLE ANALYSIS
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                                MANAGEMENT STYLE
MARKET CAP               Value        Blend        Growth

Large                                   o

Medium

Small

This style analysis is the opinion of Seligman only and has not been provided by any third party.

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TOP EQUITY HOLDINGS
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Represents 25.4% of net assets.
General Electric
Citigroup
Microsoft
Altria Group
Bank of America
Exxon Mobil
Wal-Mart Stores
Pfizer
Johnson & Johnson
America International Group

The Corporation is actively managed, and its holdings are subject to change. Holdings and Portfolio Composition are shown as a percentage of net assets. Portfolio holdings information is available at www.seligman.com.

For more information, please call 800-TRI-1092 (800-874-1092) or visit our website at www.tricontinental.com

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PER SHARE CHARACTERISTICS
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Net Asset Value                                                   $21.46
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Market Price                                                      $18.08
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Premium/(Discount)                                                (15.75)%
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Accumulated Realized Capital Loss                                 ($3.09)
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Net Unrealized Capital Gain                                        $0.18
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DISTRIBUTIONS
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Number of Consecutive Years Dividend Paid                            .62
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Yield of Portfolio                                                  1.55%
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SEC Yield                                                           1.40%
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Five Year Rolling Average Distribution Rate
  (Includes Dividends and Capital Gains)                            4.60%

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HOLDINGS BY SECTOR
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                                Tri-Continental Corporation       S&P 500
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Consumer Discretionary                     9.75%                   10.76%
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Consumer Staples                          11.42                     9.81
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Energy                                     5.95                     9.45
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Financials                                16.98                    21.02
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Health Care                               13.81                    13.14
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Industrials                               11.60                    11.14
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Information Technology                    18.99                    15.19
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Materials                                  4.49                     2.95
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Telecommunication Services                 5.14                     3.09
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Utilities                                  0.00                     3.46
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Unassigned                                 1.24                     0.00
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Cash                                       0.62                     0.00

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INVESTMENT RESULTS
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Total returns for the periods ended October 31, 2005

                                                                   Average Annual
                                                 -------------------------------------------------
                    One Month*   Year-to-Date*   One Year    Three Years    Five Years   Ten Years
--------------------------------------------------------------------------------------------------
Net Asset Value       (1.20)%       (0.95)%        7.15%        11.46%        (2.43)%       7.00%
--------------------------------------------------------------------------------------------------
Market Price          (0.98)        (0.16)         8.40          9.41         (2.03)        7.41
--------------------------------------------------------------------------------------------------
S&P 500               (1.67)         1.05          8.72         12.84         (1.73)        9.34
--------------------------------------------------------------------------------------------------

* Not annualized.

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IMPORTANT PERFORMANCE INFORMATION
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Performance data quoted herein represents past performance. Past performance does not guarantee or indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Total returns for the Fund as of the most recent month-end will be made available at www.tricontinental.com by the seventh business day following that month-end.

The Net Asset Value and Market Price investment results assume the reinvestment of all distributions. The S&P 500 is an unmanaged benchmark that assumes the reinvestment of all distributions and excludes the effect of fees. Investors cannot invest directly in an index.

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             NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE
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

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                                                                   ----------
                                                                       TY
                                                                     ------
                                                                     LISTED
                                                                     ------
           Tri-Continental Corporation                                NYSE
         an investment you can live with                           ----------

                                                                October 31, 2005
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PORTFOLIO CHARACTERISTICS(1)
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Median Market Cap                                         $60 billion
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Weighted Average Price/
  Earnings Ratio (2005)(2)                                 17.10
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Weighted Average Price/
  Book Ratio (2005)(3)                                      2.7x
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Net Investment Assets                                      $2.4 billion

(1) Calculations are based upon information provided by FactSet as of 10/31/05 for the securities held in the Corporation.

(2) Price/Earnings Ratio is the "multiple" of earnings at which a stock sells, determined by dividing current stock price by estimated earnings per share, adjusted for stock splits. A higher "multiple" indicates investors have greater expectations for future growth. The weighted average is the mean of the price/earnings ratios of all securities held in Tri-Continental's portfolio, weighted by the percent of equity.

(3) Price/Book Ratio is the comparison of a stock's market value to the value of total assets less total liabilities (book value), determined by dividing current stock price by common stockholder equity per share, adjusted for stock splits. The weighted average is the mean of the price/book ratios of all securities held in Tri-Continental's portfolio, weighted by the percent of equity.

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FOR MORE INFORMATION
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You should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. A prospectus containing information about the Fund (including its investment objectives, risks, charges, expenses, and other information about the Fund) may be obtained by calling 800-TRI-1092. The prospectus should be read carefully before investing in the Fund.

For more information, please call 800-TRI-1092 (800-874-1092) or visit our website at www.tricontinental.com

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YEAR-BY-YEAR ANNUAL TOTAL RETURNS
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 [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

                                 Market Value         Net Asset Value
1995                                 28.0                   30.8
1996                                 22.0                   21.4
1997                                 27.9                   26.6
1998                                 26.2                   25.8
1999                                 12.6                   10.7
2000                                -11.6                   -8.3
2001                                 -5.2                  -10.2
2002                                -28.2                  -26.4
2003                                 25.2                   25.8
2004                                 13.0                   13.4
Year-to-Date (10/31/05)              -0.2                   -1.0

See Important Performance Information on page 1 of this fact sheet.

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GROWTH OF $10,000
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10/31/95 - 10/31/05

                            [MOUNTAIN CHART OMITTED]

2005            $20,441

Excludes the effect of any costs associated with the purchase of shares. See Important Performance Information on page 1 of this fact sheet.

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A WORD ABOUT RISK
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The net asset value of shares may not always correspond to the market price of such shares. Shares of many closed-end funds frequently trade at a discount from their net asset value. Tri-Continental Corporation is subject to stock market risk, which is the risk that stock prices overall will decline over short or long periods, adversely affecting the value of an investment in the Fund.

There is no guarantee that the Fund's investment goals/objective will be met, and you could lose money.

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             NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE
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CETRI8 10/05
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